QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.99

FIRST AMENDMENT TO SECURITY AGREEMENT

        This First Amendment to Security Agreement (this "Agreement") is entered into on July 9, 2007 but made effective as of September 6, 2006 ("Effective Date") by and among CANO PETROLEUM, INC., a Delaware corporation (the "Borrower") and the subsidiaries of the Borrower signatory hereto (together with the Borrower, collectively the "Grantors" and individually, a "Grantor"), and Union Bank of California, N.A. in its capacity as administrative agent under the Senior Credit Agreement (as hereinafter defined) (in such capacity, the "Senior Agent") and amends that certain Security Agreement dated as of November 29, 2005 by and among the Grantors and Union Bank of California, N.A., in its capacity as the Collateral Trustee (as hereinafter defined), as heretofore supplemented (as so supplemented, the "Security Agreement").

INTRODUCTION

        A.    The Borrower is party to that certain Credit Agreement dated as November 29, 2005 among the Borrower, the lenders party thereto from time to time (the "Senior Lenders"), and Union Bank of California, N.A., as administrative agent for the Lenders (the "Senior Agent") and as issuing lender (the "Issuing Lender"), as heretofore amended (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Senior Credit Agreement").

        B.    The Borrower was also party to that certain Subordinated Credit Agreement dated as of November 29, 2005 among the Borrower, the lenders party thereto from time to time (the "Subordinated Lenders") and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as administrative agent for the Subordinated Lenders (in such capacity, the "Subordinated Agent"), as heretofore amended (as so amended, the "Subordinated Credit Agreement"; together with the Senior Credit Agreement, the "Credit Agreements").

        C.    In connection with the Credit Agreements, the Senior Agent, the Senior Lenders, the Subordinated Agent, the Subordinated Lenders, certain Grantors, and the Mortgagor entered into that certain Collateral Trust and Intercreditor Agreement dated as of November 29, 2005 (the "Collateral Trust Agreement") pursuant to which Union Bank of California, N.A. was appointed as collateral trustee (in such capacity, the "Collateral Trustee"), including the Security Agreement.

        D.    On the Effective Date, all amounts due and payable under the Subordinated Credit Agreement and the other Loan Documents (as defined in the Subordinated Credit Agreement) owing to the Subordinated Lenders and Subordinated Agent were paid in full and all Commitments (as defined in the Subordinated Credit Agreement) were terminated.

        E.    As of the Effective Date, the Collateral Trust Agreement has been terminated and all liens, security interests and other rights granted to Union Bank of California, N.A. in its capacity as the Collateral Trustee and as the secured party pursuant to various Security Documents (as defined in the Collateral Trust Agreement), including the Security Agreement, were assigned to Union Bank of California, N.A. in its capacity as the Senior Agent (the "Assignment").

        F.     As a result, the parties hereto desire to amend the Security Agreement as more particularly set forth herein.

        NOW, THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Grantors and the Senior Agent hereby agree as follows:

        Section 1.    Recitals; Definitions.    The recitals to this Agreement are hereby incorporated herein by this reference thereto. The meanings of all defined terms in the Security Agreement, as defined therein, shall have the same meanings when used herein, except as otherwise set forth herein.

        Section 2.    Amendments.    The Security Agreement is hereby amended as follows:

        (a)   The term "Secured Parties" as used in the Security Agreement shall now mean the Swap Counterparties, the Senior Agent, the Issuing Lender, and the Senior Lenders.

        (b)   The term "Master Debt Agreements" as used in the Security Agreement shall now mean the Senior Credit Agreement.

        (c)   Each reference to the "Collateral Trust Agreement" in Section 1 of the Security Agreement is deleted and replaced with the "Senior Credit Agreement".

        (d)   The third sentence of Section 1(a) of the Security Agreement is hereby deleted in its entirety.

        (e)   The definitions for "Commitments", "Master Debt Documents", "Permitted Liens", and "Secured Obligations" found in Section 1 of the Security Agreement are hereby deleted and replaced with the following corresponding terms:

    "Commitments" means the "Commitments" as defined in the Senior Credit Agreement.

    "Master Debt Documents" means the Senior Loan Documents.

    "Permitted Liens" means those Liens permitted under the Senior Credit Agreement.

    "Secured Obligations" means, collectively, all of the following: (i) all Obligations (as defined in the Senior Credit Agreement) now or hereafter owed by the Borrower, any Guarantor, or any of their respective Subsidiaries to the Secured Parties, (ii) all amounts now or hereafter owed by the Borrower, any Debtor, or any of their respective Subsidiaries under this Security Agreement or the other Master Debt Documents to the Senior Agent, and (iii) any increases, extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification, or otherwise, including any post-petition interest in the event of a bankruptcy, to the extent such interest is enforceable by law. All such obligations shall be referred to in this Security Agreement as the "Secured Obligations".

        (f)    Each reference to the "Collateral Trustee" in Sections 2, 3, 4, 5, 6, 7, 8, 9, 10, 12, 13, 14, 15, 16, and 17 of the Security Agreement is hereby deleted and replaced with the "Senior Agent".

        (g)   The first parenthetical found in Section 7(a) of the Security Agreement is hereby deleted and replaced with the following:

    (and shall at the written request of the Majority Lenders)

        (h)   Section 11 of the Security Agreement is hereby deleted and replaced with the following:

    Section 11    Application of Collateral.    The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Senior Credit Agreement) upon all or any part of the Collateral pledged by any Grantor shall be applied by the Senior Agent as set forth in Section 7.06 of the Senior Credit Agreement.

        (i)    Sections 17(b) and 17(c) of the Security Agreement are hereby deleted and replaced with the following:

    (b)    Amendments; Etc.    No amendment or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom shall be effective unless the same shall be in writing and executed by the affected Grantor and the Senior Agent (acting upon the written direction of the Majority Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    (c)    Addresses for Notices.    All notices and other communications provided for hereunder shall be made in the manner and to the addresses set forth in the Senior Credit Agreement.

2

        (j)    Section 17(k) of the Security Agreement is hereby deleted and replaced with the following:

    (k)    Entire Agreement.    THIS SECURITY AGREEMENT AND THE OTHER MASTER DEBT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        (k)   Annex 1 to the Security Agreement is hereby deleted and replaced with Annex 1 attached hereto.

        Section 3.    Representations, Covenants and Warranties.    Each Grantor hereby reaffirms all covenants, representations and warranties made in the Security Agreement as such may be amended as a result of this Agreement, and hereby represents and warrants that the representations and warranties set forth therein, as such may be amended as a result of this Agreement, are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Agreement, as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

        Section 4.    REAFFIRMATION.    The parties hereto further agree that except as amended hereby, all of the terms, obligations, rights and conditions of the Security Agreement have not been amended in any way and are and will remain binding upon, and enforceable against the parties thereto. As amended by this Agreement, the Security Agreement shall remain in full force and effect. Each Grantor hereby REAFFIRMS, RATIFIES, CONFIRMS, AND ACKNOWLEDGES the Security Agreement, as amended hereby in favor of Union Bank of California, N.A., as Senior Agent as the secured party, and grantee for the benefit of the Secured Parties. Each Grantor hereby acknowledges and agrees that the Security Agreement, the Liens granted pursuant thereto and such Grantor's obligations thereunder shall continue in full force and effect to secure the payment of the Secured Obligations and to cover the Collateral and that this Agreement shall in no manner impair or affect the validity or enforceability of the Security Agreement or the Liens granted pursuant thereto. None of the rights, titles and interests existing and to exist under the Security Agreement are hereby released, diminished or impaired. This Agreement is a Senior Loan Document for the purposes of the provisions of the other Senior Loan Documents.

        Section 5.    Miscellaneous.    If any term, covenant, condition or provision hereof is invalid, illegal or unenforceable in any respect, the other provisions hereof will remain in full force and effect and will be liberally construed in favor of the Senior Agent in order to carry out the provisions hereof. The article and section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

        Section 6.    Governing Law.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

        Section 7.    Counterparts.    The parties may execute this Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement. In proving this Agreement, a party must produce or account only for the executed counterpart of the party to be charged.

THIS WRITTEN AGREEMENT AND THE SENIOR LOAN DOCUMENTS AS DEFINED IN THE SECURITY AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures Begin on Next Page]

3

        EXECUTED effective as of the date first above written.

CANO PETROLEUM, INC.
By:	/s/ S. Jeffrey Johnson S. Jeffrey Johnson Chairman and Chief Executive Officer

SQUARE ONE ENERGY, INC. LADDER COMPANIES, INC. W.O. ENERGY OF NEVADA, INC. WO ENERGY, INC. PANTWIST, LLC CANO PETRO OF NEW MEXICO, INC.
Each by:	/s/ S. Jeffrey Johnson S. Jeffrey Johnson President

W.O. OPERATING COMPANY, LTD.
By:	WO Energy, Inc., its general partner
	By:	/s/ S. Jeffrey Johnson S. Jeffrey Johnson President

W.O. PRODUCTION COMPANY, LTD.
By:	WO Energy, Inc., its general partner
	By:	/s/ S. Jeffrey Johnson S. Jeffrey Johnson President

UNION BANK OF CALIFORNIA, N.A., as Senior Agent
By:	/s/ Randall Osterberg Randall Osterberg Senior Vice President

Signature page to First Amendment to Security Agreement

Annex 1

        SUPPLEMENT NO. [            ] dated as of [            ] (the "Supplement"), to the Security Agreement dated as of November 29, 2005 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), by and among CANO PETROLEUM, INC., a Delaware corporation ("Borrower"), each subsidiary of Borrower signatory thereto (together with the Borrower, the "Grantors" and individually, a "Grantor") and Union Bank of California, N.A. as Senior Agent under the Senior Credit Agreement (as hereinafter defined) for the benefit of itself and the Secured Parties (as hereinafter defined).

        A.    Reference is made to the following documents related to extension of credit to the Borrower:

        (i)    that certain Credit Agreement dated as of November 29, 2005 (as it may be amended, restated or otherwise modified from time to time, the "Senior Credit Agreement") by and among the Borrower, the lenders party thereto from time to time (the "Senior Lenders"), and Union Bank of California, N.A., as administrative agent for such Senior Lenders (the "Senior Agent"); and

        (ii)   those Hedge Contracts (as defined in the Senior Credit Agreement) that the Borrower, the Guarantors (as defined in the Senior Credit Agreement), or any of their Subsidiaries may from time to time enter into one or more with a Senior Lender or one of their Affiliates (a "Swap Counterparty", and together with the Senior Agent, the Issuing Lender, and the Senior Lenders, the "Secured Parties").

        B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Senior Credit Agreement.

        C.    The Grantors have entered into the Security Agreement in order to induce the Senior Lenders to make loans and the Issuing Lender to issue letters of credit under the Senior Credit Agreement. Pursuant to Section 6.15 of the Senior Credit Agreement, each Subsidiary of the Borrower that was not in existence on the date of the Senior Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming a Subsidiary. Section 17(j) of the Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Grantor") is executing this Supplement in accordance with the requirements of the Senior Credit Agreement to become a Grantor under the Security Agreement in order to induce the Senior Lenders to make additional loans and the Issuing Lender to issue additional letters of credit and as consideration for loans previously made and letters of credit previously issued.

        Accordingly, the Senior Agent and the New Grantor agree as follows:

        In accordance with Section 17(j) of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Senior Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a continuing security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

        B.    The New Grantor represents and warrants to the Senior Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

        C.    This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Senior Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Senior Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        D.    The New Grantor hereby represents and warrants that set forth on Schedule 1 attached hereto are (a) its sole jurisdiction of formation and type of organization, (b) the location of all records concerning its Accounts, General Intangibles, or any other Collateral, (c) its federal tax identification number and the organizational number, and (d) all names used by it during the last five years prior to the date of this Supplement.

        E.    Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

        F.     THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

        G.    In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        H.    All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature hereto.

        I.     The New Grantor agrees to reimburse the Senior Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Senior Agent.

        THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER MASTER DEBT DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        IN WITNESS WHEREOF, the New Grantor and the Senior Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[Name of New Grantor],
By:
Name:
Title:
Address:
[Senior Agent]
By:
Name:
Title:

Schedule 1
Supplement No.
to the Security Agreement

New Grantor:	[GRANTOR]
Jurisdiction of Formation/Filing:	[STATE]
Type of Organization:	[ENTITY TYPE]
Address where records for Collateral are kept:	[ADDRESS]
[CITY, STATE ZIP]
Organizational Number:
Federal Tax Identification Number:
Prior Names:

QuickLinks

FIRST AMENDMENT TO SECURITY AGREEMENT
INTRODUCTION